Exhibit 99.1

Partners In Growth
Forward-looking Statement This presentation may include forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 as amended, and Section 21E of the Securities Exchange Act of 1934. We have based these forward-looking statements on our current expectations and projections about future events. These forward-looking statements are subject to known and unknown risks, uncertainties and assumptions about us and our affiliate companies, that may cause our actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward- looking statements. Factors that might cause or contribute to such a discrepancy include, but are not limited to, those identified in our other Securities and Exchange Commission filing and other public documents, including our Annual Report on Form 10-K , which can be found on our corporate Web site, www.radiantdelivers.com.
Our Mission To build a global transportation and logistics company through organic growth and the strategic acquisition of best-of-breed non- asset based transportation and logistics providers.
2008 Adcom Worldwide Revenues ~$60M Revenue ~$350MM ~$50MM 2005 Revenues ~$50M 2006 Automotive Services Group Revenues ~$10M 2011 DBA Distribution Revenues ~$90M 2012 ALBS Logistics Revenues~ $20M Timeline 2005 2006 2012 2008 2011 2011 2011 ISLA Revenues~$ ~$25M 2013 2013 On Time Express Revenues ~$25M $350 MM Radiant Logistics Pro forma Revenues 2014 2005 - 2013 Radiant Logistics Organic Revenues Growth ~$50M Note: June 30 fiscal year end Our Acquisition History 2014 Phoenix Cartage Revenues ~$15M 2013
Our Revenue and Earnings Growth (CHART) Gross Revenue ($ in millions) Adjusted EBITDA ($ in millions) Adjusted EBITDA2 CAGR - 47% Revenue CAGR - 42%
13 Company owned stations in major port and logistics centers 79 Agent owned stations in 27 states Company Owned Agency Owned Our North America Footprint
Net Revenues by Geography Net Revenues by Location Ownership Our Business Mix
(CHART) Our Stock Price History (CHART)
Leveraging our status as a public company to provide our partners with an opportunity to share in the value that they help create Providing a robust platform in terms of people, process and technology for our business partners Offering a unique opportunity in terms of succession planning and liquidity for our station owners. To bring value to the agent based forwarding community and our network participants. Our Opportunity
Grow and support our existing network. Improve and expand our network capabilities. Opportunistically execute green-field acquisition and conversion strategy. Drive continuous performance improvement in our core business processes through technology, training and metrics. Continue to elevate our corporate presence and visibility in the capital markets. Our Focus
Raised $21.0M in non-dilutive growth capital in December of 2013 through a redeemable perpetual preferred equity offering (publically trades as RLGT-PA). Maintain $50.0M equity shelf registration that provides incremental access to growth capital on an as-needed basis. $30.0 M credit facility with Bank of America largely un-tapped. Significant financial flexibility to continue to execute our growth strategy. Our Access to Capital
Valuing Our Stock - EBITDA
Contract Logistics Customs Brokerage Truck Brokerage Intermodal (IMC) Forwarding Agent based Forwarding Networks Agent Conversions Free-Standing Forwarders Acquisition Verticals
Leveraging the Platform
Acquisitions will remain a component of our growth strategy. Conversion of agent stations to company owned stores. Increased focus on training and sales and marketing tools for the field to drive organic growth. Continue to build out the tool-box (Customs Brokerage , Truck Brokerage and Off-Shore Offices). Continuous improvement in our back-office operations. Improved profitability as we scale the business. What to Expect
THANK YOU It's the Network that Delivers! (r)